UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




             Date of Report (Date of earliest reported) May 20, 2003
                                  ------------


                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


                             Iowa 0-25551 94-2213782
                             ---- ------- ----------
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                    666 Grand Avenue, Des Moines, Iowa 50309
                    ---------------------------------- -----
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (515) 242-4300
                                 --------------


                                       N/A
                         ------------------------ ----
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

         MidAmerican Energy Holdings Company ("MidAmerican") reports that The Williams Companies, Inc. ("Williams") has agreed to repurchase for approximately $289 million all of the shares of Williams' 9-7/8% Cumulative Convertible Preferred Stock originally acquired by MidAmerican in March 2002 for $275 million. The transaction is subject to normal closing conditions and is expected to be completed by July 15, 2003.

FORWARD-LOOKING STATEMENTS

         This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as "may", "will", "could", "project", "believe", "anticipate", "expect", "estimate", "continue", "potential", "plan", "forecast" and similar terms. These statements represent the Company's intentions, plans, expectations and beliefs and are subject to risks, uncertainties and other factors. Many of these factors are outside the Company's control and could cause actual results to differ materially from such forward-looking statements.

         These factors include, among others, general economic and business conditions in the jurisdictions in which the Company's facilities are located; governmental, statutory, regulatory or administrative initiatives or ratemaking actions affecting the Company or the electric or gas utility, pipeline or power generation industries; weather effects on sales and revenues; general industry trends; increased competition in the power generation, electric utility or pipeline industries; fuel and power costs and availability; continued availability of accessible gas reserves; changes in business strategy, development plans or customer or vendor relationships; availability, term and deployment of capital; availability of qualified personnel; risks relating to nuclear generation; financial or regulatory accounting principles or policies imposed by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the SEC, the Federal Energy Regulatory Commission and similar entities with regulatory oversight; and other business or investment considerations that may be disclosed from time to time in the Company's SEC filings or in other publicly disseminated written documents.

         The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MIDAMERICAN ENERGY HOLDINGS COMPANY



                                       /s/ Paul J. Leighton
                                       Paul J. Leighton
                                       Vice President, Assistant General Counsel
                                         and Assistant Secretary


Date:  May 20, 2003